Exhibit 99.2

BlueLinx Quarterly Review 2nd Quarter 2009

BlueLinx Holdings Inc. Safe Harbor Statement and Use of Non-GAAP and Pro Forma Information Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by BlueLinx to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of its control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the supply and/or demand for products which we distribute, especially as a result of conditions in the residential housing market; general economic business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital; the ability to identify acquisition opportunities and effectively and cost-efficiently integrate acquisitions; general economic and business conditions in the United States; adverse weather patterns or conditions; acts of war or terrorist activities; variations in the performance of the financial markets; and other factors described in the "Risk Factors" section in the Company's Annual Report on Form 10-K for the fiscal year ended January 3, 2009, and in its periodic reports filed with the SEC from time to time. In addition, the statements in this presentation are made as of August 6, 2009. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to August 6, 2009. Use of Non-GAAP and Pro Forma Financial Information - To supplement GAAP financial statements, the Company may use non-GAAP, or pro forma measures of operating results. This non-GAAP, or pro forma financial information is provided as additional information for investors and is not in accordance with or an alternative to GAAP. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the operating performance of the Company as opposed to GAAP results, which may include non-recurring, infrequent or other non-cash charges that are not material to the ongoing performance of the Company's business. Company management uses these non-GAAP and pro forma results as a basis for planning and forecasting core business activity in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States.

2nd Quarter Highlights 2nd Quarter Highlights Housing Starts Declined 46% from the same period last year Declined 46% from the same period last year Prices Average structural prices declined 24.9% from 2Q '08 to 2Q '09 Average structural prices declined 24.9% from 2Q '08 to 2Q '09 Unit Volume Total down 44.7% from same period last year Total down 44.7% from same period last year Revenue Down 49.3% to $424 million Down 49.3% to $424 million Gross Margin Total 11.4% vs. 12.9% in 2Q '08 Total 11.4% vs. 12.9% in 2Q '08 Net Income $0.6 million vs. $6.6 million $0.6 million vs. $6.6 million EPS $0.02 per diluted share inclusive of $0.35 per diluted share in non-recurring items vs. $0.20 $0.02 per diluted share inclusive of $0.35 per diluted share in non-recurring items vs. $0.20 Cash Flow Provided $8.4 million of operating cash flow vs. $52.1 million for the year ago quarter Provided $8.4 million of operating cash flow vs. $52.1 million for the year ago quarter Excess Availability $184 million excess availability on revolving credit facility $184 million excess availability on revolving credit facility Quarterly Highlights

Doug Goforth Chief Financial Officer and Treasurer Introduction and Financial Review

Quarterly Revenue 4Q '05 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 2Q '07 3Q '07 4Q '07 1Q '08 2Q '08 3Q '08 4Q '08 1Q '09 2Q '09 Specialty 539.5 580 603.3 553.5 460 456.5 500.8 462.9 381.5 354 402.8 375.9 278.7 233.9 250 Structural 815.2 813.4 798.7 666.6 509.2 518.9 598.1 571.4 409.6 373 442.4 365.8 240.9 182.5 183 Other -25.4 -16.8 -23 -16.6 -28.9 -18.3 -16.9 -18.4 -12.2 -10.2 -10.5 -14.9 -18.1 -9.3 -9.5 Specialty Unit Volume (38.9%) YOY $411.1 or 49.3% Structural Unit Volume (50.1%) Price/Other ($411.1) 2Q '09 Specialty 250 Structural 183 2Q '08 2Q '09 2Q '08 Specialty 402.8 Structural 442.4 Vs. Year Ago Revenue down 49.3% Specialty sales down 37.9%, unit volume down 38.9% Structural sales down 58.6%, unit volume down 50.1% Specialty product sales = 58% of total sales % by Product

YTD 2009 Results revenue YTD '08 1551.4 YTD '09 830.6 YOY $720.8 or 46.5% YTD '08 YTD '09 GM % 0.119 0.111 YOY 80 bp Operating Expense YTD '08 171.9 YTD '09 100.4 YTD '08 YTD '09 Net Income -4 -60 EPS -0.13 -1.93 YOY $71.5 or 41.6%

Cash Flows BXC generated $8.4 million in operating cash flow for the quarter Three Months Ended July 4, 2009 Unaudited Direct Method (in million's) (in million's) (in million's) (in million's)

Debt Revolver ($500 million facility) Matures May 7, 2011 $184 million excess availability as of July 4, 2009 Dividend restrictions apply if excess availability is less than $70 million No financial performance covenants provided excess borrowing availability is greater than $40 million Capital Spending restrictions apply if excess availability is less than $40 million LIBOR plus 2.50% as of July 4, 2009; LIBOR interest rate swap on $150 million Mortgage (10 Year Term) Matures July 2016; Interest-only through July 2011 Real estate under the mortgage appraised at approximately $370 million at June 2006 If Lease Coverage Ratio, calculated on a TTM basis, is less than 2.5x operating EBITDAR for two consecutive quarters, the excess of monthly operating company rent to parent less interest and other escrow payments is held in a lender controlled interest bearing account. Currently $900 thousand per month of the operating company's monthly rent to parent is held in an interest bearing escrow account. Cash in this escrow account is recorded on our balance sheet as "other non-current assets" and totaled $15 million as of the end of the second quarter.

Cash Cycle TTM Cash Cycle days at 53 increased 3 days sequentially and 1 day from year ago same quarter 3Q '07 4Q '07 1Q '08 2Q '08 3Q '08 4Q '08 1Q '09 2Q '09 Inv 45.8 44.7 46.3 46.3 45.3 43.9 44 44.7 A/R 34.7 32.9 34.5 35.3 34.7 32.4 33 35.6 A/P & OD's -28.7 -27.3 -28.3 -28.8 -27.8 -26.4 -27 -28.4 MSGraph.Chart.8 MSGraph.Chart.8 Cash cycle days equal accounts receivable days + inventory days - accounts payable days using a trailing twelve month average beginning and ending balance. The days calculations use calendar days.

Summary 2nd Quarter Focused on cash management Aggressively managing receivables and inventory Tight controls on operating expenses Ended the quarter with $53 million in cash and cash equivalents Remain focused on improving gross margin Flexible debt facility allows continued execution of business strategy Excess availability of $184 million at July 4, 2009 Revolving credit agreement secured by inventory and receivables through May 7, 2011 Fixed rate mortgage of $286 million secured by company owned real estate

George Judd Chief Executive Officer Business Review

2nd Quarter Focus Continued strengthening of customer and supplier relationships Gross margins Cost discipline Technology Long term strategic objectives: Profitably grow specialty revenues to 60+% of total sales Profitably manage structural Profitably outgrow the market over the long term Remarks

Appendix TOPIC PAGE Revenues by Quarter 14 Unit Volume by Quarter 15 Gross Margin by Quarter 16 Profit and Loss Statement by Quarter 17 Gross Margin % Analysis 18 Channel Mix Analysis 19 Structural Product Price Trends 20 Reconciliation of GAAP to Non-GAAP 21

Revenues by Quarter Revenues by Quarter

Unit Volume by Quarter Unit Volume by Quarter

Gross Margin by Quarter Gross Margin by Quarter

Profit & Loss Statement by Quarter Profit & Loss Statement by Quarter

Gross Margin % Analysis Gross Margin % Analysis

Revenue Channel Mix Analysis Revenue Channel Mix Analysis

Source: Data from Random Lengths Publications, Inc., updated as of July 31, 2009 Structural Products Price Trend Structural Products Price Trend Structural Products Price Trend Structural Products Price Trend

Reconciliation of GAAP to Non-GAAP Reconciliation of GAAP to Non-GAAP